UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2022

Avangrid, Inc.

(Exact name of registrant as specified in its charter)

New York	001-37660	14-1798693
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

180 Marsh Hill Road Orange, Connecticut	06477
(Address of principal executive offices)	(Zip Code)

207-629-1190

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2022 annual meeting (the “Annual Meeting”) of the shareholders of Avangrid, Inc. (the “Corporation”) was held on July 20, 2022. The record date for the Annual Meeting was May 23, 2022, and as of the record date the Corporation had 386,736,774 shares of common stock outstanding and entitled to vote. At the Annual Meeting, 380,925,915 shares of common stock were represented in person or by proxy.

The final results of voting on each of the matters submitted to a vote of security holders at the Annual Meeting are as follows:

Proposal 1 — Election of Directors. Each of the director nominees was elected to serve until the next annual meeting of shareholders, and until their successors are duly elected and qualified, by the votes set forth below:

Nominee	For	Against	Abstain	Broker Non-Votes
Ignacio S. Galán	368,442,545	4,105,295	0	8,378,075
John Baldacci	371,020,319	1,527,521	0	8,378,075
Pedro Azagra Blázquez	372,083,924	463,916	0	8,378,075
Daniel Alcain Lopez	370,737,314	1,810,526	0	8,378,075
María Fátima Báñez García	372,200,249	347,591	0	8,378,075
Robert Duffy	372,136,826	411,014	0	8,378,075
Teresa Herbert	372,149,192	398,648	0	8,378,075
Patricia Jacobs	370,553,888	1,993,952	0	8,378,075
John Lahey	363,261,218	9,286,622	0	8,378,075
José Ángel Marra Rodríquez	370,728,208	1,819,632	0	8,378,075
Santiago Martínez Garrido	370,713,582	1,834,258	0	8,378,075
José Sáinz Armada	362,407,450	10,140,390	0	8,378,075
Alan Solomont	371,828,660	719,180	0	8,378,075
Camille Joseph Varlack	372,201,108	346,732	0	8,378,075

Proposal 2 — Ratification of Independent Auditors. The selection of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2022, was ratified, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
380,427,331	379,389	119,195	—

Proposal 3 — Advisory Vote on Executive Compensation. The compensation of the Corporation’s named executive officers was approved, on a non-binding, advisory basis, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
364,021,843	4,895,902	3,630,095	8,378,075

Proposal 4 — Advisory Vote on Frequency of Say on Pay Votes. The frequency of the say on pay votes preferred by shareholders was approved, on a non-binding, advisory basis, by the votes set forth below:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
371,539,131	121,725	194,942	692,042	8,378,075

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANGRID, INC.

By:	/s/ R. Scott Mahoney
Name:	R. Scott Mahoney
Title:	Senior Vice President – General Counsel & Corporate Secretary

Dated: July 20, 2022